NYSE Amex: DRJ Dreams, Inc. 2011 Shareholder Presentation Tuesday, December 13, 2011 Exhibit 99.1

NYSE AMEX: DRJ

Statements contained in this presentation, which are not historical facts, are forward-looking statements. The forward-looking
statements in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. Forward-looking statements made herein contain a number of risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, specific factors impacting the company’s business including increased competition; the ability of the company to expand its operations and attract and retain qualified personnel, the uncertainty of consumer’s desires for sports and celebrity memorabilia; the availability of product; availability of financing;
and general economic conditions.
Important Cautions Regarding
Forward-Looking Statements
This presentation is © 2010 and 2011 Dreams, Inc. – All Rights Reserved

DREAMS

CHICAGO BULLS JCPenney EAGLES

FansEdge PROSPORTS MEMORABILIA

DREAMS

CHICAGO BULLS

JCPenney

PHILADELPHIA EAGLES

FansEdge

PROSPORTS MEMORABILIA

FansEdge

NYSE AMEX: DRJ

Multi-Channel Retailing Strategy
We leverage our internet presence through multiple retail channels:
Diversified
Revenue
Stream
Web
Syndication
Owned Sites
Bricks & Mortar
Catalogues & Trade Shows

NYSE AMEX: DRJ

2011 Accomplishments
Successful launch of
NBA, NHL, MLB Photo
Stores
10
th
fastest-growing
e-commerce website
in the retail chain
category
40
th
fastest-growing
e-retailer overall
2011 Web Syndication Wins
Chicago Bulls Linens N’ Things
Sportswear, Inc. eCampus
Chicago Fire One Stop Plus
Charlotte Bobcats College Gear
Beyond Graduation Café Press
Golden State Warriors Portland Trailblazers
Purdue University Hibbett Sports
Miami Dolphins Scheels Sports
Comcast Sports Group Redcats
Univ. of Louisville MLS Collectibles Shop
Indiana Univ.

NYSE AMEX: DRJ

¹Forrester Research, Feb 2011
The Retail Marketplace is Increasingly
Moving Online
$157B
$176B
$197B
$218B
$240B
$259B
$279B
2009 2010 2011 2012 2013 2014 2015
U.S. E-Commerce Sales to Reach $279B in 2015
In 2015, the web
will account for
11% of all retail
sales¹

NYSE AMEX: DRJ

Revenue Drivers
¹2011 guidance issued and effective March 31, 2011.
$20M
$31M
$47M
$60M
$85M
$112M
2006 2007 2008
2009 2010
2011P¹
Dreams E-Commerce Revenue
Robust E-Commerce Platform:
•
FansEdge.com site
•
Web syndication business

NYSE AMEX: DRJ 7 Owned Brands Online Revenues ¹2011 guidance issued and effective March 31, 2011. $42.7M $50.7M $60.0M 2009 2010 2011P¹

NYSE AMEX: DRJ 8 Web Syndication Revenues 31 clients 70 clients @ Sep 30, 2011 ¹2011 guidance issued and effective March 31, 2011. $3.0M $17.0M $34.0M $52.0M 2008 2009 2010 2011P¹

NYSE AMEX: DRJ

Annual Revenue:
E-Commerce vs. Total Revenue
¹2011 guidance issued and effective March 31, 2011.
$82.0M
$85.5M
$111.4
$140.0M
(proj.)
53%
57%
70%
76%
80%
47%
43%
30%
24%
20%
$73.0M
2007 2008 2009 2010 2011P¹
Other
E-Commerce

NYSE AMEX: DRJ

IR Activity Overview – (May 9¹ - Dec 7)
Over 50 introductions in 7 months
20 introductory conference calls with over 30 new buy
and sell-side institutions
2 sell-side conferences (ROTH Capital & Craig-Hallum)
with 15+ 1x1 meetings
1 non-deal road show in New York with 6 buy-side
meetings
2 new Top 10 institutional holders (Diker, Wells Capital)
Top 10 institutional holders increased their positions
by 5%
¹LG engagement began.

NYSE AMEX: DRJ

Sell-Side Analyst Ratings
Institution Analyst Rating
Price Target –
Pre Q3 Earnings
Price Target –
Post Q3 Earnings
Gilford Securities Casey Alexander BUY $4.00 $5.50
Ladenburg Mickey Schleien BUY $3.00 $2.75
ROTH Capital Jared Schramm BUY $5.00 $5.00
Mean Price Target $4.00 $4.42
Potential Upside¹ 83.5% 81%
Source: Analyst reports.
¹Potential upside calculated using market value of $2.18 and $2.44 on September 6, 2011 and December 7, 2011, respectively.

NYSE AMEX: DRJ

6-Month Conference Outlook
6-Month Investor Conference Outlook
Date Institution Focus Location Status
Jan 17-18 Noble Technology Hollywood, FL Attending
Mar (TBD) Wedbush Technology New York, NY Invited
Mar 11-14 ROTH Growth Dana Point, CA Invited
May 8-10 Baird Growth Chicago, IL Target

NYSE AMEX: DRJ

DRJ vs. Russell 2000 Index
(May 9 – Dec 7)¹
¹The graph compares the DRJ cumulative three-month stockholder return to that of the Russell 2000 Index.
The graph assumes an investment of $100 on the day that the LG engagement began, May 9, 2011.
Relative Stock Price Performance
Q3
Q1
Q2
Intro Call/Meeting
Conference
Marketing
Quarterly Earnings +
Preparation
$70
$80
$90
$100
$110
$120
$130
Dreams Inc. (NYSE Amex: DRJ) Russell 2000 Index
NYC  Marketing
Roth  Capital
LG Engagement
Begins
Craig-Hallum

NYSE AMEX: DRJ

Dreams Key Takeaways
Industry-proven, proprietary
technology positioned in large &
growing online market
Vertical integration of product
leading to gross margin expansion
High inventory turnover through
multiple distribution channels
Strategic acquisitions leverage
strong brand
Q3’11 revenues up 23%;
e-commerce revenues up 39%
73.0
82.0
85.5
111.4
140P
07 08 09 10 11P¹
Annual Revenue
($ millions)

NYSE AMEX: DRJ
Contact Us
NYSE Amex: DRJ
www.DreamsCorp.com
Investor Relations
Liolios Group
Scott Liolios or Cody Slach
Tel 949.574.3860
DRJ@liolios.com
Dreams, Inc.
2 South University Drive
Suite 325
Plantation, Fl 33324
954-377-0002